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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Uproar Inc.:


     We consent to the use of our report included herein (Amendment No. 4 to Form S-1) and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                (signed) KPMG LLP

New York, New York
March 10, 2000